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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 13, 2006


                                   ATARI, INC.
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               (Exact name of registrant as specified in charter)


                                    DELAWARE
                        ---------------------------------
                          (State or other jurisdiction
                        of incorporation or organization)


                         Commission File Number: 0-27338


                                   13-3689915
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                      (I.R.S. employer identification no.)


                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         -------------------------------
                         (Address of principal executive
                          offices, including zip code)


                                 (212) 726-6500
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              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On July 13, 2006, we and our wholly-owned UK subsidiary, Reflections Interactive Limited, entered into an Asset Purchase Agreement with Ubisoft Holdings, Inc. and its UK subsidiary, Ubisoft Entertainment Limited, under which we and Reflections agreed to sell to those purchasers substantially all of the assets related to (a) the business of Reflections Interactive Limited of developing certain consumer entertainment software products, and (b) the four Driver action-driving video games and any sequels, prequels or derivatives of those games. The transaction is subject to customary closing conditions. The two purchasers are not related to us or to our 51% shareholder, Infogrames Entertainment, S.A. ("IESA").

        The purchase price for the assets we agreed to sell will be $24 million, plus the assumption by the purchasers of certain liabilities associated with those assets. Of this sum, $21.6 million will be paid at the closing, and the remaining $2.4 million will be held in escrow for between six months and a year as (i) a source of payment with regard to claims for any breach of representations, and (ii) reimbursement for specified potential obligations.

        We agreed that for a period of three years, and IESA agreed that for a period of 18 months, after closing of the sale, we and it will not develop or publish newly created original interactive software or games that compete directly with the Driver games, excluding racing franchises that exist at the time of the closing, such as Test Drive Unlimited, and any new intellectual property rights based on any motion picture or television series released by a major Hollywood studio, so long as such excluded franchises/new intellectual property are not altered in a manner to be substantially similar to the Driver games. We and IESA are also permitted to continue to distribute and republish third party products and games.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ATARI, INC.

                                   By: /s/ Kristina K. Pappa
                                       ----------------------------------
                                       Kristina K. Pappa
                                       Vice President and General Counsel


Date: July 19, 2006


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